Exhibit 99.1

KADMON ANNOUNCES PROPOSED PUBLIC OFFERING OF
COMMON STOCK

NEW YORK – June 11, 2018 – Kadmon Holdings, Inc. (NYSE: KDMN) today announced its intention to offer and sell shares of its common stock in a public offering pursuant to an existing shelf registration statement. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed or as to the actual size or terms of the offering.

Jefferies LLC is acting as the sole book-running manager for the offering. H.C. Wainwright & Co., LLC is acting as the lead manager for the offering. Kadmon intends to grant the underwriters a 30-day option to purchase additional shares of its common stock on the same terms and conditions as the shares offered in the public offering.

Kadmon intends to use the net proceeds from the offering for preclinical and clinical development of its lead product candidates, discovery, research and preclinical studies of its other product candidates and for other general corporate purposes.

The securities described above are being offered pursuant to a shelf registration statement on Form S-3 that was declared effective by the Securities and Exchange Commission (the “SEC”) on January 10, 2018. The offering may be made only by means of a written prospectus and prospectus supplement that form a part of the registration statement. A preliminary prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus, when available, may also be obtained by request at Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, or by telephone at (877) 821-7388, or by e-mail at Prospectus_Department@Jefferies.com.

This news release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale of these securities would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Kadmon Holdings, Inc.

Kadmon Holdings, Inc. is a fully integrated biopharmaceutical company developing innovative products for significant unmet medical needs. Our product pipeline is focused on inflammatory and fibrotic diseases.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated public offering and the anticipated use of proceeds of the offering. Such statements may be preceded by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We believe that these factors also include, but are not limited to, (i) the initiation, timing, progress and results of our preclinical studies and clinical trials, and our research and development programs; (ii) our ability to advance product candidates into, and successfully complete, clinical trials; (iii) our reliance on the success of our product candidates; (iv) the timing or likelihood of regulatory filings and approvals; (v) our ability to expand our sales and marketing capabilities; (vi) the commercialization of our product candidates, if approved; (vii)  the pricing and reimbursement of our product candidates, if approved; (viii) the implementation of our business model, strategic plans for our business, product candidates and technology; (ix) the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates and technology; (x) our ability to operate our business without infringing the intellectual property rights and proprietary technology of third parties; (xi) costs associated with defending intellectual property infringement, product liability and other claims; (xii) regulatory developments in the United States, Europe and other jurisdictions; (xiii) estimates of our expenses, future revenues, capital requirements and our needs for additional financing; (xiv) the potential benefits of strategic collaboration agreements and our ability to enter into strategic arrangements; (xv) our ability to maintain and establish collaborations or obtain additional grant funding; (xvi) the rate and degree of market acceptance of our product candidates; (xvii) developments relating to our competitors and our industry, including competing therapies; (xviii) our ability to effectively manage our anticipated growth; (xix) our ability to attract and retain qualified employees and key personnel; (xx) our ability to achieve cost savings and other benefits from our efforts to streamline our operations and to not harm our business with such efforts; (xxi) our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act; (xxii) statements regarding future revenue, hiring plans, expenses, capital expenditures, capital requirements and share performance; (xxiii) litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes or settlements, whether or not covered by insurance; (xxiv)the use of proceeds from the anticipated public offering; (xxv) the potential benefits of any of our product candidates being granted orphan drug designation; (xxvi) the future trading price of the shares of our common stock and impact of securities analysts’ reports on these prices; and/or (xxvii) other risks and uncertainties. More detailed information about Kadmon and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Contacts

Ellen Tremaine, Investor Relations
(646) 490-2989
ellen.tremaine@kadmon.com